Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regalwood Global Energy Ltd. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Kevin R. Gasque, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: March 29, 2018	By:	/s/ Kevin R. Gasque
Kevin R. Gasque
Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Principal Accounting Officer)